Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies.
Commitments and Contingencies

16.Commitments and Contingencies

The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors’ operating expenses.  At December 31, 2014, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2015	$5,829
2016	5,628
2017	5,151
2018	4,600
2019	3,975
Thereafter	59,991
Total minimum future lease payments (a)	$85,174

(a)	Minimum future lease payments exclude $10,887 of sublease rental income.

Rent expense was $6,182, $6,225 and $6,377 for 2014, 2013 and 2012, respectively. Sublease income was $193 in 2014. There was no sublease income for 2013 and 2012.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff.  The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company’s current and past business operations.

Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company’s consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company’s financial condition.